UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 1, 2005


                                PRINTRONIX, INC.
               (Exact name of issuer as specified in its charter)


      DELAWARE                       0-9321                 95-2903992
(State or other juris-             (Commission             (IRS Employer
diction of incorporation)          File Number)        Identification Number)


4600 Myford Road, P.O. Box 19559, Irvine, California              92623
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (714) 368-2300


   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

     As previously reported on its Form 8-K dated September 1, 2005, as filed with the Securities and Exchange Commission on September 8, 2005, the Company had dismissed BDO Seidman, LLP ("BDO") as its independent registered public accounting firm and had requested BDO to furnish it with a letter addressed to the Commission as required by Item 304(a)(3) of Regulation S-K (Reg. ss.229.304(a)(3)). The Company also reported that it was in the process of finalizing its selection of a new independent registered public accounting firm.

     The decision to change accountants was approved by the Company's audit committee. During the last two fiscal years and thereafter through the date of this report there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Effective     September    13,    2005,    the    Company    has    engaged
PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. The Company has not consulted with PwC with respect to any of its financial statements concerning the matters set forth in Item 304(a)(2) of Regulation S-K (Reg. ss.229.304(a)(2)) during the last two fiscal years or thereafter through the date of this report.



Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

     The Company provided BDO a copy of the foregoing disclosures. Attached hereto as Exhibit 16 is the letter from BDO dated September 14, 2005, required by Item 304(a)(3) of Regulation S-K (Reg. ss.229.304(a)(3)).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRINTRONIX, INC.



Date:  September 16, 2005               By:  /s/ George L. Harwood
       ------------------                    ---------------------

                                        George L. Harwood

                                        Senior Vice President, Finance and
                                        Information Systems (IS), Chief
                                        Financial Officer and Corporate
                                        Secretary (Principal Accounting and
                                        Financial Officer)